SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 8, 1998

                              UNITED GROCERS, INC.
             (Exact name of registrant as specified in its charter)



                                     Oregon
                 (State or other jurisdiction of incorporation)


        2-60487                                                 93-0301970
-----------------------                                  -----------------------
(Commission File Number)                                 (IRS Employer
                                                             Identification No.)




                  6433 S.E. Lake Road, Milwaukie, Oregon 97222
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (503) 833-1000
                                                          ----------------

Item 2.  Acquisition or Disposition of Assets.


      In September 1997, United Grocers, Inc., an Oregon corporation (the "Company") approved a plan whereby its insurance operations would be sold to an unrelated party. On May 13, 1998, the Company entered into a Stock Purchase Agreement with Orion Capital Corporation (an unrelated third party) to sell all of the stock of Grocers Insurance Group, Inc., a Delaware corporation, the Company's wholly-owned subsidiary which engaged in the business of providing insurance products to companies in the grocery business, for a negotiated price. Grocers Insurance Group, Inc.'s wholly-owned subsidiaries were Grocers Insurance Agency, Inc., Grocers Insurance Company and Grocers Risk Services, Inc. On May 19, 1998, the Company filed a Form 12b-25 containing a press release which stated that the Company had entered into the definitive purchase agreement with Orion Capital Corporation. On July 8, 1998, the sale of the stock was completed. Total proceeds were approximately $36.25 million, resulting in a gain (before income taxes) of approximately $5.4 million, which was recorded in the fourth quarter of fiscal 1998. The Company filed its Form 10-Q for the period ended July 3, 1998 on August 21, 1998 (after filing a Form 12b-25 notification of late filing) stating that the sale was completed as of July 8, 1998, and providing a summary of the assets and liabilities of the insurance segment.

      A copy of the Stock Purchase Agreement was filed as Exhibit 2.A to the Company's Form 10-K for the period ended October 2, 1998. The foregoing description is qualified in its entirety by reference to the full text of the Stock Purchase Agreement.

      A Form 8-K was not filed in July 1998 because it would have involved unreasonable effort or expense resulting from:

  o The Company's lenders were carefully monitoring all operations and expenditures of the Company. New management was unavailable or unable to investigate and gather information since it was restructuring debt agreements and negotiating the sale of several subsidiaries.

  o The Company was in the process of determining alternatives for obtaining a suspension from the duty to file periodic reports with the Securities and Exchange Commission.


Item 7.  Financial Statements and Exhibits.

      (a) Financial statements of business acquired: Not applicable.

      (b) Pro forma financial information: The following pro forma financial information of the Company is filed on the pages listed below:

           Unaudited Pro Forma Condensed Balance Sheet as of April 3, 1998  F-2

           Unaudited Pro Forma Condensed Statement of Operations for the year
              ended September 30, 1995                                      F-3

      (c) Exhibits:


          Exhibit Number        Exhibit
          --------------        -------

              2.A Stock Purchase Agreement dated as of May 13, 1998 between United Grocers, Inc. and Orion Capital Corporation (filed as Exhibit 2.A to the Company's Form 10-K for the period ended October 2, 1998).

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              UNITED GROCERS, INC.
                              --------------------
                              (Registrant)


Date: August 13, 1999
                              -------------------------------------
                              Terrance W. Olsen
                              Chief Executive Officer and President

                   PRO FORMA FINANCIAL INFORMATION - Item 7(b)


         The following unaudited Pro Forma Condensed Balance Sheet as of April 3, 1998 and unaudited Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended September 29, 1995 are based on the historical consolidated financial statements of the Company adjusted to give effect to the disposition of the Company's insurance operations, and as restated for adjustments that became known in connection with the audit of the Company's fiscal 1997 financial statements. The Pro Forma Condensed Consolidated Statement of Operations was prepared assuming the above disposition occurred as of the beginning of the period presented and the Pro Forma Condensed Balance Sheet was prepared assuming that the disposition occurred as of April 3, 1998.

         The Pro Forma Condensed Consolidated Statements of Operations for the fiscal years ended September 27, 1996 and October 3, 1997, are not included as the results of operations for those years have been presented as "discontinued operations" in the Company's Consolidated Statements of Operations in the Company's Amendment No. 1 to its Annual Report on Form 10-K/A for the period ended October 2, 1998. The Pro Forma Condensed Consolidated Statement of Operations for the six-month period ended April 3, 1998 is not included as the results of operations for that period have been presented as "discontinued operations" in the Company's Quarterly Report on Form 10-Q for the quarter ended April 3, 1998.

         The Pro Forma Financial Information does not purport to present what the Company's results of operations or financial position would have been had the disposition occurred as of the beginning of the respective period or April 3, 1998, as the case may be, or to project the Company's results of operations or financial position for any future period or date, nor does it give effect to any matters other than those described in the notes thereto.

United Grocers, Inc.
Unaudited Pro Forma Condensed Balance Sheet
April 3, 1998
(in thousands)

                                                                      Pro Forma
                                                        Historical   Adjustments (A)  Pro Forma
                                                       -----------   -----------     -----------
ASSETS

Current:
      Cash and cash equivalents                        $   12,326    $   (6,045)     $    6,281
      Investments maintained for insurance reserves        48,265       (48,265)              -
      Accounts and notes receivable, net                   72,019       (13,004)         59,015
      Inventories                                          84,451                        84,451
      Other current assets                                  6,677        (1,835)          4,842
      Deferred income taxes                                10,123        (1,566)          8,557
                                                       -----------   -----------     -----------
          Total current assets                            233,861       (70,715)        163,146
                                                       -----------   -----------     -----------

Non-current assets:
      Notes receivable                                     15,513                        15,513
      Investment in affiliated companies                    6,971                         6,971
      Other receivables and investments                     4,059         4,000           8,059
      Deferred income taxes                                   553                           553
      Property, plant and equipment, net                   53,987        (1,058)         52,929
      Other assets, net                                    15,814          (143)         15,671
                                                       -----------   -----------     -----------
          Total non-current assets                         96,897         2,799          99,696
                                                       -----------   -----------     -----------
              TOTAL                                    $  330,758    $  (67,916)     $  262,842
                                                       ===========   ===========     ===========

LIABILITIES AND MEMBERS' EQUITY

Current liabilities:
      Notes payable, current portion                   $   50,265    $  (30,750)       $ 19,515
      Accounts payable                                     77,192       (15,307)         61,885
      Insurance reserves supported by investments          26,611       (26,611)              -
      Compensation and taxes payable                        8,151         2,187          10,338
      Other accrued expenses                                7,328          (715)          6,613
      Other current liabilities                             1,805                         1,805
                                                       -----------   -----------     -----------
          Total current liabilities                       171,352       (71,196)        100,156

Notes payable, net of current portion                     135,868                       135,868
Other liabilities                                          10,611                        10,611
                                                       -----------   -----------     -----------
          Total liabilities                               317,831       (71,196)        246,635

Redeemable members' equity                                  1,120                         1,120

Members' equity                                            11,807         3,280          15,087
                                                       -----------   -----------     -----------
              TOTAL                                    $  330,758    $  (67,916)     $  262,842
                                                       ===========   ===========     ===========

                                       F-2a



United Grocers, Inc. (United) sold its insurance operations on July 8, 1998. Total proceeds were approximately $36.25 million, resulting in a pre-tax gain of approximately $5.4 million. The pro forma condensed balance sheet reflects the sale as if it had occurred on April 3, 1998. The pro forma adjustments are as follows:

(A) Removal of the historical assets and liabilities of the insurance segment from the consolidated balance sheet of United, receipt of cash proceeds and recording of gain, as follows (in thousands):

              Gross cash proceeds                                    $ 32,450
              Less estimated selling costs                             (1,700)
                                                                  ------------
                 Net cash proceeds                                     30,750
              Note from seller                                          4,000
                                                                  ------------
                 Net sales proceeds                                    34,750
              Net assets and liabilities of insurance segment         (30,572)
              add back intercompany receivable                          1,289
                                                                  ------------
                 Gain on sale, before income taxes                      5,467
              Approximate income tax effect of gain (at 40%)           (2,187)
                                                                  ------------
                                                                  ============
                 Gain on sale, net of income taxes                    $ 3,280
                                                                  ============






                                       F-2b

United Grocers, Inc.
Unaudited Pro Forma Condensed Statement of Operations For the year ended
September 29, 1995 (in thousands)

                                                                      Pro Forma
                                                       Historical(A) Adjustments      Pro Forma
                                                       -----------   -----------     -----------
Net sales and operations                               $1,018,248    $  (22,795)     $  995,453
                                                       -----------   -----------     -----------

Costs and expenses:
       Cost of sales                                      870,356        (15,316)       855,040
       Operating expenses                                  99,238         (7,321)        91,917
       Selling and administrative expenses                 10,872                        10,872
       Depreciation and amortization                        5,953           (182)         5,771
                                                       -----------   -----------     -----------
                                                          986,419        (22,819)       963,600
                                                       -----------   -----------     -----------

Other income (expense):
       Interest expense                                   (12,774)             7        (12,767)
       Interest income                                      4,494         (3,159)         1,335
                                                       -----------   -----------     -----------
                                                           (8,280)        (3,152)       (11,432)
                                                       -----------   -----------     -----------

       Income before members' allowances, patronage
          dividends and income taxes                       23,549         (3,128)        20,421
                                                                                              -
Members' allowances                                       (11,514)                      (11,514)
Members' patronage dividends                               (8,350)                       (8,350)
                                                       -----------   -----------     -----------

       Income before income taxes                           3,685         (3,128)           557
                                                                                              -
Provision for income taxes                                      -              -              -

                                                       -----------   -----------     -----------
       Net income                                      $    3,685    $    (3,128)    $      557
                                                       ===========   ===========     ===========



United Grocers, Inc. (United) sold its insurance operations on July 8, 1998. Total proceeds were approximately $36.25 million, resulting in a pre-tax gain of approximately $5.4 million. The pro forma condensed statement of operations reflects the sale as if it had occurred at September 30, 1994. The pro forma adjustments remove the accounts of the discontinued insurance segment.

(A) The historical amounts reflect the audited statement of operations as previously filed in United's form 10-K for the year ended September 29, 1995, as restated for adjustments that became known in connection with the audit of United's fiscal 1997 financial statements.






                                      F-3